PHOENIX INVESTMENT PARTNERS

                                  ANNUAL REPORT

                                                                OCTOBER 31, 2001

[GOODWIN LOGO OMITTED.]
GOODWIN


[GRAPHIC OMITTED.]
                                                              Phoenix-Goodwin
                                                              Multi-Sector Fixed
                                                              Income Fund



                                                              Phoenix-Goodwin
                                                              Multi-Sector Short
                                                              Term Bond Fund

[LOGO OF PHOENIX INVESTMENT PARTNERS OMITTED.]
PHOENIX INVESTMENT PARTNERS
A MEMBER OF THE PHOENIX CORPORATION, INC.

MESSAGE FROM THE PRESIDENT


DEAR SHAREHOLDER:

[PHOTO OF PHILIP MCLOUGHLIN OMITTED.]

      We are pleased to provide this annual report for the Phoenix-Goodwin Multi-Sector Fixed Income Fund and the Phoenix-Goodwin Multi-Sector Short Term Bond Fund for the 12 months ended October 31, 2001. In this report, your Fund's portfolio manager, Dave Albrycht, reviews market events over the last year, including the impact of the tragic events of September 11th on the fixed-income markets, and discusses how your portfolios performed. We hope you find his comments informative. If you have any questions, please contact your financial advisor or a Mutual Fund Services representative at 1-800-243-1574, option 4.

      To obtain current mutual fund prices and performance information, go to www.phoenixinvestments.com, then select "Individual Investors" to enter the Investor Center. You can also access your account statement online, make purchases and exchanges, view your account history, order duplicate statements, print customer service forms and order literature.


Sincerely,
/S/ PHILIP MCLOUGHLIN

Philip McLoughlin


October 31, 2001

     ---------------------------------------------------------------------
     Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
     ---------------------------------------------------------------------

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is total return. The Fund is appropriate for investors with a moderate risk tolerance profile who are seeking to maximize current income consistent with preservation of capital by investing in a broadly diversified bond fund. The Fund's duration is market neutral, that is, approximately equal to the benchmark index, the Lehman Brothers Aggregate Bond Index.

      Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The Fund may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001?

A: While this has been a difficult year for the equity markets, even before the events of September 11th, the bond market has done well. For the 12 months ended October 31, 2001, Class A shares returned 4.70%, Class B shares were up 3.94%, and Class C shares gained 3.92%. For the same period, the Lehman Brothers Aggregate Index returned 14.58%, while the S&P 500 Index lost 24.92%. (1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT SECTORS OF THE MARKET WERE THE STRONGEST PERFORMERS?

A: This has been a very strong period for fixed-income investing, as all sectors turned in positive performance. The high-yield and emerging markets sectors had the weakest performance, returning 2.0% and 0.9%, respectively, year-to-date through November 1, 2001. Treasuries benefited the most, as uncertainty fueled by the events of September 11th led to a "flight to quality," and equity investors turned to "safer" fixed-income investments. Investment-grade spread sectors (i.e., non-Treasury securities) continued to benefit from their yield advantage.

      In the high-yield sector, spreads remain at their highest levels since the early 1990s. In the 1990-1991 environment, the economy was in a recession; there was little or no liquidity in the system; and default rates were running at 10%-plus. In 2000-2001, we were experiencing a slowing economy, low liquidity, and 7% default rates. High-yield default rates continue to be high, but have bounced back from levels in 2000 and may be peaking. Telecommunications issues remain under extreme pressure and are holding back sector performance. Higher quality (BB-rated) issues have held up reasonably well, returning 10.78% for the 12 months ended October 31, 2001 versus a negative return of 0.16% for the Merrill Lynch High Yield Master II Index(2) and a negative return of 16.50% for CCC-rated issues.


(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX MEASURES BROAD BOND MARKET TOTAL-RETURN PERFORMANCE. THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX MEASURES HIGH-YIELD BOND MARKET TOTAL-RETURN PERFORMANCE.

THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

      Emerging-market yields have generally widened and vary widely country by country. Argentina has dramatically underperformed, effectively "decoupling" itself from the rest of the market. For example, as of November 8, Argentina was down 39.85% year to date, while Bulgaria and Panama, two of our holdings, were up 22.56% and 15.81%, respectively, since January.

Q: COULD YOU PROVIDE A BRIEF OVERVIEW OF THE MARKET?

A: Declining interest rates and low inflation have created a very favorable environment for fixed-income investing. The yield curve has steepened dramatically, triggered by aggressive rate-cutting by the Fed in response to a slowing global economy that has been exacerbated by the attacks of September 11th. For example, on November 5th, the Federal Reserve cut key short-term interest rates for the tenth time this year, lowering the overnight bank lending rate by half a percentage rate to 2%, the lowest level in 40 years. Over the last year, the two-year Treasury yield has declined 244 basis points, with the rate falling from 4.86% on January 2, 2001 to 2.42% as of November 9, while the yield on the 30-year Treasury is basically unchanged for the same time period.

      The second favorable factor for fixed-income investing has been low inflation. One of the most important drivers of inflation has been crude oil prices. And, crude oil prices are very positive, with per barrel prices down to approximately $22 as of this writing compared with $32 per barrel last February. Global economic weakness is currently outweighing uncertainty in the Middle East, and this is a different environment than the Gulf War, since Iraq was a major oil exporter. As a result, core inflation remains moderate at 2.6%.

Q: WHAT IS YOUR OUTLOOK FOR THE ECONOMY?

A: An already faltering economy was dealt a severe blow as the September 11th terrorist assaults took their toll. Massive layoffs ensued in the weeks following the attacks, and the manufacturing segment of the economy contracted for the 14th straight month in September. Consumer confidence numbers plummeted precipitously. Consumer spending, which accounts for two-thirds of our economy, had been the lone bright spot, keeping the economy afloat in the face of declining corporate profits and weak business spending. If the erosion in consumer confidence derails consumer spending, an economic recovery in the near future will be improbable. Through the middle of this year, the economy had technically avoided recession. However, third-quarter GDP will likely be negative, and many predict fourth-quarter GDP will be negative as well. Should this occur, the technical criteria for a recession will have been satisfied.

Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED?

A: The current climate remains extremely favorable for fixed-income investing: the economy is slowing, inflation is moderate, and the Fed is in an easing mode. We believe valuations in the non-Treasury sectors are currently very attractive, but sector and issue selection remains critically important. The portfolio is well-diversified across sectors and individual securities and heavily weighted in higher quality issues. The duration of the portfolio is 4.2 years, market neutral.

                                                                November 9, 2001

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS(1)                        PERIODS ENDING 10/31/01
--------------------------------------------------------------------------------

                                                                                       INCEPTION     INCEPTION
                                                   1 YEAR      5 YEARS     10 YEARS   TO 10/31/01      DATE
                                                   ------      -------     --------   -----------    ---------
        Class A Shares at NAV(2)                    4.70%        3.35%        6.93%            --           --
        Class A Shares at POP(3)                   (0.27)        2.35         6.41             --           --

        Class B Shares at NAV(2)                    3.94         2.58           --           5.82%      1/3/92
        Class B Shares with CDSC(4)                 0.09         2.58           --           5.82       1/3/92

        Class C Shares at NAV(2)                    3.92           --           --          (0.06)    10/14/97
        Class C Shares with CDSC(4)                 3.92           --           --          (0.06)    10/14/97

        Lehman Brothers Aggregate Bond Index(7)    14.58         8.03         7.86         Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 7.57% for Class B (since 12/31/91) and 7.81% for Class C (since 10/31/97), respectively.
(6) This chart illustrates POP returns on Class A shares since inception. Returns on Class B and Class C shares will vary due to differing sales charges.
(7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.

     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                      PERIODS ENDING 10/31
--------------------------------------------------------------------------------

[GROWTH OF $10,000 CHART OMITED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Phoenix-Goodwin Multi-Sector        Lehman Brothers
               Fixed Income Fund                    Aggregate Bond
               Class A(6)                             Index(7)

10/31/91              $9,525                           $10,000
10/30/92             $10,869                           $10,983
10/29/93             $12,777                           $12,287
10/31/94             $12,193                           $11,836
10/31/95             $13,878                           $13,689
10/31/96             $15,786                           $14,489
10/31/97             $17,240                           $15,777
10/30/98             $16,058                           $17,251
10/29/99             $17,017                           $17,342
10/31/00             $17,781                           $18,608
10/31/01             $18,617                           $21,317


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/91 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

-------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                  10/31/01
-------------------------------------------------------------------------------

As a percentage of bond holdings

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

o  Corporate                  34%
o  Non-Agency Mortgage-Backed 25
o  Foreign Government         17
o  Foreign Corporate          10
o  Municipal                   7
o  Credit Linked Notes         4
o  Asset-Backed                1
o  Other                       2

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

--------------------------------------------------------------------------------
             TEN LARGEST FIXED INCOME HOLDINGS AT OCTOBER 31, 2001
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Middletown Trust Series C                         3.8%
    CORPORATE BOND
 2. Russian Federation RegS                           3.2%
    FOREIGN GOVERNMENT SECURITY
 3. CS First Boston Mortgage Securities
    Corp. 97-SPCE, C                                  2.5%
    NON-AGENCY MORTGAGE-BACKED SECURITY
 4. First Chicago/Lennar Trust 97-CHL1, D             2.3%
    NON-AGENCY MORTGAGE-BACKED SECURITY
 5. Commercial Mortgage Asset Trust 99-C1, D          2.3%
    NON-AGENCY MORTGAGE-BACKED SECURITY
 6. United Mexican States Global Bond
    11.50%, 5/15/26                                   2.1%
    FOREIGN GOVERNMENT SECURITY
 7. Norwest Asset Securities Corp. 96-3, B1           2.1%
    NON-AGENCY MORTGAGE-BACKED SECURITY
 8. CS First Boston Mortgage Securities Corp.
    97-1R, 1M4                                        2.1%
    NON-AGENCY MORTGAGE-BACKED SECURITY
 9. Republic of Panama                                2.1%
    FOREIGN GOVERNMENT SECURITY
10. Pittsburgh Pension General Obligation Taxable
    Series B                                          2.0%
    MUNICIPAL BOND
--------------------------------------------------------------------------------

                         INVESTMENTS AT OCTOBER 31, 2001


                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

MUNICIPAL BONDS--6.5%

CALIFORNIA--1.5%
Fresno Pension Obligation Taxable
7.80%, 6/1/14 ........................   AAA           $  500        $  597,800

Oakland Pension Obligation Taxable
Series A 6.95%, 12/15/08 .............   AAA            1,530         1,732,006
                                                                     ----------
                                                                      2,329,806
                                                                     ----------

CONNECTICUT--1.7%
Mashantucket Western Pequot Tribe
Revenue Taxable Series A 6.91%, 9/1/12   AAA            1,400         1,568,966

Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A
6.57%, 9/1/13(b) .....................   AAA            1,075         1,162,236
                                                                     ----------
                                                                      2,731,202
                                                                     ----------

FLORIDA--1.3%
University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20 .......   AAA            2,000         2,126,380

PENNSYLVANIA--2.0%
Pittsburgh Pension General Obligation
Taxable Series B 6.35%, 3/1/13 .......   AAA            3,000         3,181,320

-------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $9,585,885)                                         10,368,708
-------------------------------------------------------------------------------

                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--23.9%

CS First Boston Mortgage Securities Corp.
97-1R, 1M4 7.483%, 2/28/22(d) ........   BBB(c)        $3,335        $3,301,783

CS First Boston Mortgage Securities Corp.
97-C2, A3 6.55%, 1/17/35 .............    AAA           1,000         1,069,630

CS First Boston Mortgage Securities Corp.
97-SPCE, C 7.077%, 4/20/38(j) ........   AA(c)          4,000         4,020,000

Commercial Mortgage Asset Trust 99-C1,
D 7.35%, 10/17/13(j) .................    BBB           3,500         3,670,505

Commercial Resecuritization Trust
2001-ABC2 A1 7.17%, 2/21/13(j) .......   AAA(c)         1,750         1,862,109

First Chicago/Lennar Trust 97-CHL1,
D 8.09%, 4/29/39(d)(j) ...............    BB(c)         4,000         3,733,520

Mortgage Capital Funding, Inc. 98-MC2,
B 6.549%, 6/18/30(j) .................    AA(c)         2,500         2,667,871

Norwest Asset Securities Corp. 96-3,
B1 7.25%, 9/25/26 ....................   AAA(c)         3,239         3,330,558

Norwest Asset Securities Corp. 97-18,
B2 6.75%, 12/25/27 ...................   BBB(c)         1,004         1,020,481


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

Norwest Asset Securities Corp. 98-2,
B1 6.50%, 2/25/28 ....................    A+(c)        $2,876        $2,880,551

Norwest Asset Securities Corp. 98-22,
B3 6.25%, 9/25/28 ....................   BBB(c)           603           592,861

Norwest Asset Securities Corp. 99-3,
B3 6%, 1/25/29 .......................   BBB(c)           725           699,919

Norwest Asset Securities Corp. 99-6,
B3 6%, 3/25/29 .......................   BBB(c)           425           409,917

Norwest Asset Securities Corp. 99-12,
B3 6.25%, 5/25/29 ....................   BBB(c)           485           474,341

Norwest Asset Securities Corp. 99-17,
B3 6.25%, 6/25/29 ....................   BBB(c)           547           534,531

Paine Webber Mortgage Acceptance Corp.
00-1, M 7.75%, 9/25/30 ...............    AA(c)         1,930         2,045,364

Ryland Mortgage Securities Corp. III
92-A, 1A 8.251%, 3/29/30 .............   AAA               78            77,319

Seneca Funding I Ltd Series Regs
6.25%, 5/31/29(d) ....................   Aa(c)          2,000         1,700,000

Structured Asset Securities Corp. 00-C2,
L 4.213%, 3/20/03(d) .................   BB+(c)         1,610         1,593,953

Wells Fargo Mortgage Backed Securities
Trust 00-2, 2B2 7.75%, 6/25/30 .......    A(c)            623           664,169

Wells Fargo Mortgage Backed Securities
Trust 00-2, 2B3 7.75%, 6/25/30 .......   BBB(c)           416           432,188

Well Fargo Mortgage Backed Securities
Trust 00-6, B2 7%, 8/25/30 ...........    A(c)            780           806,191

Wells Fargo Mortgage Backed Securities
Trust 00-6, B3 7%, 8/25/30 ...........   BBB(c)           520           535,196

--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $35,896,980)                                        38,122,957
--------------------------------------------------------------------------------


ASSET BACKED SECURITIES--1.3%

Pennant CBO Ltd. 1A, D 13.43%,
3/14/11(i) ...........................    Ba(c)         2,000         2,093,750

--------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES
(IDENTIFIED COST $1,950,049)                                          2,093,750
--------------------------------------------------------------------------------


                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

CORPORATE BONDS--31.9%

AGRICULTURAL PRODUCTS--0.3%
Dimon, Inc. 144A 9.625%, 10/15/11(b) .    BB           $  500        $  515,000

AIRLINES--2.6%
American Airlines, Inc. 144A
Series 2001-2, A-2 7.858%, 4/1/13(b) .   AA+            2,000         2,109,600

Northwest Airlines Corp. Series 2000-1
Class G 8.072%, 10/1/19 ..............   AAA            1,966         2,083,827
                                                                     ----------
                                                                      4,193,427
                                                                     ----------

ALUMINUM--0.6%
Centuary Aluminum Co. 144A 11.75%,
4/15/08(b) ...........................   BB-            1,000           986,250

BROADCASTING (TELEVISION, RADIO & CABLE)--2.3%
Charter Comunications Holdings LLC
11.125%, 1/15/11 .....................    B+            2,000         2,120,000

Insight Communications, Inc. 0%,
2/15/11(d) ...........................    B-            1,750           980,000

Radio One, Inc. 144A 8.875%, 7/1/11(b)    B-              500           523,750
                                                                     ----------
                                                                      3,623,750
                                                                     ----------

CHEMICALS--1.3%
Airgas, Inc. 144A 9.125%, 10/1/11(b) .    BB-           1,000         1,055,000

IMC Global, Inc. 6.50%, 8/1/03 .......    B+            1,035         1,003,680
                                                                     ----------
                                                                      2,058,680
                                                                     ----------

CHEMICALS (SPECIALTY)--0.5%
Equistar Chemicals 8.50%, 2/15/04 ....   BBB-             865           834,725

COMMUNICATIONS EQUIPMENT--0.5%
Metromedia Fiber Network, Inc. 10%,
12/15/09(e) ..........................   CCC-           1,250           236,425

Spectrasite Holdings, Inc. Series B 0%,
3/15/10(d) ...........................   CCC+           2,200           583,000
                                                                     ----------
                                                                        819,425
                                                                     ----------

CONSUMER FINANCE--1.7%
Conseco Finance Corp. Series MTNA
6.50%, 9/26/02 .......................    B-            1,000           905,000

Ford Motor Credit Corp. 7.25%,
10/25/11 .............................   BBB+           1,750         1,765,246
                                                                     ----------
                                                                      2,670,246
                                                                     ----------


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

DISTRIBUTORS (FOOD & HEALTH)--0.6%
Fleming Cos., Inc. 144A 10.625%,
7/31/07(b) ...........................    B+           $  925        $  936,562

ENGINEERING & CONSTRUCTION--0.7%
Encompass Services Corp. 144A
10.50%, 5/1/09(b) ....................    B+            1,500         1,170,000

FINANCIAL (DIVERSIFIED)--1.4%
General Motors Acceptance Corp.
6.875%, 9/15/11 ......................   BBB+           1,750         1,724,634

Pemex Project Funding Master Trust
9.125%, 10/13/10 .....................   BB+              500           526,250
                                                                     ----------
                                                                      2,250,884
                                                                     ----------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.3%
Aztar Corp. 144A 9%, 8/15/11(b) ......    B+            1,500         1,518,750

Harrahs Operating Company, Inc. 144A
7.125%, 6/1/07(b) ....................   BBB-             500           505,000

Mohegan Tribal Gaming Authority
8.125%, 1/1/06 .......................    BB              145           150,075
                                                                     ----------
                                                                      2,173,825
                                                                     ----------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.7%
AmerisourceBergen Corp. 144A 8.125%,
9/1/08(b) ............................    BB-           1,000         1,055,000

HEALTH CARE (SPECIALIZED SERVICES)--2.3%
Fresenius Medical Care Capital Trust
144A 7.875%, 6/15/11(b) ..............    B+            1,750         1,741,250

Healthsouth Corp.144A 8.375%,
10/1/11(b) ...........................   BBB-           1,750         1,872,500
                                                                     ----------
                                                                      3,613,750
                                                                     ----------

INSURANCE (MULTI-LINE)--3.8%
Middletown Trust Series C 11.75%,
7/15/10(h)(i) ........................    A             5,835         6,126,798

IRON & STEEL--0.8%
AK Steel Corp. 9.125%, 12/15/06 ......    BB            1,230         1,230,000

LEISURE TIME (PRODUCTS)--0.8%
Bally Total Fitness Holding Corp. Series D
9.875%, 10/15/07 .....................    B-            1,250         1,256,250

MACHINERY (DIVERSIFIED)--1.0%
Terex Corp. Series B 10.375%, 4/1/11      B             1,500         1,552,500


                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

OIL & GAS (EXPLORATION & PRODUCTION)--1.7%
Chesapeake Energy Corp. 144A 8.375%,
11/1/08(b) ...........................    B+           $1,620        $1,615,950

Hanover Equipment Trust 01-A 144A
8.50%, 9/1/08(b) .....................    BB            1,000         1,050,000
                                                                     ----------
                                                                      2,665,950
                                                                     ----------

PUBLISHING--1.4%
Primedia, Inc. 144A 8.875%, 5/15/11(b)    BB-           1,500         1,215,000

Reed Elsevier Capital 6.75%, 8/1/11 ..     A-           1,000         1,055,165
                                                                     ----------
                                                                      2,270,165
                                                                     ----------

PUBLISHING (NEWSPAPERS)--0.4%
Belo Corp. W.I. 8%, 11/1/08 ..........   BBB-             600           605,082

RETAIL (SPECIALTY)--1.3%
Amerigas Partners LP / Eagle Financial
Corp. 144A 8.875%, 5/20/11(b) ........    BB+           1,000         1,035,000

AutoNation, Inc. 144A 9%, 8/1/08(b) ..    BB+           1,000           990,000
                                                                     ----------
                                                                      2,025,000
                                                                     ----------

SERVICES (COMMERCIAL & CONSUMER)--1.6%
Service Corporation International 7.20%,
6/1/06 ...............................    BB-           1,500         1,421,250

Stewart Enterprises 10.75%, 7/1/08 ...    B+            1,000         1,095,000
                                                                     ----------
                                                                      2,516,250
                                                                     ----------

TELECOMMUNICATIONS (LONG DISTANCE)--1.6%
NTL Communications Corp. Series B
9.25%, 11/15/06(e) ...................    B-            1,500           716,029

WorldCom, Inc. - WorldCom Group
7.50%, 5/15/11 .......................   BBB+           1,750         1,806,733
                                                                     ----------
                                                                      2,522,762
                                                                     ----------

WASTE MANAGEMENT--0.8%
IT Group, Inc. (The) Series B 11.25%,
4/1/09 ...............................    B+            1,665         1,248,750

-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $53,518,614)                                        50,921,031
-------------------------------------------------------------------------------



                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------


FOREIGN GOVERNMENT SECURITIES--16.2%

BULGARIA--2.0%
Republic of Bulgaria IAB PDI 4.563%,
7/28/11(d) ...........................    BB-          $3,960        $3,123,450

COLOMBIA--1.2%
Republic of Columbia 11.75%, 2/25/20 .    BB            1,900         1,858,675

CROATIA--0.2%
Croatia Series B 4.563%, 7/31/06(d) ..   BBB-             338           330,964

DOMINICAN REPUBLIC--1.2%
Dominican Republic 144A 9.50%,
9/27/06(b) ...........................    BB-           2,000         1,990,000

EL SALVADOR--1.0%
Republic of El Salvador 144A 8.50%,
7/25/11(b) ...........................    BB+           1,500         1,607,813

MEXICO--3.7%
United Mexican States Global Bond
8.125%, 12/30/19 .....................    BB+           3,500         3,333,750

United Mexican States Global Bond
11.50%, 5/15/26 ......................    BB+           1,500         1,881,375

United Mexican States Global Bond
8.30%, 8/15/31 .......................    BB+             750           713,625
                                                                     ----------
                                                                      5,928,750
                                                                     ----------

PANAMA--2.0%
Republic of Panama 8.875%, 9/30/27 ...    BB+           3,650         3,275,875

POLAND--1.6%
Poland Government Bond Series 0206
8.50%, 2/12/06(f) ....................    NR           11,500         2,608,149

RUSSIA--3.2%
Russian Federation RegS 5%, 3/31/30(d)     B           10,500         5,051,025

-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $25,387,997)                                        25,774,701
-------------------------------------------------------------------------------


FOREIGN CORPORATE BONDS--9.7%

BAHAMAS--0.6%
Teekay Shipping Corp. 8.875%, 7/15/11     BB-           1,000         1,031,250

CANADA--1.8%
GT Group Telecom, Inc. 0%, 2/1/10(d) .    B-            4,000           520,000



                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

Methanex Corp. 7.75%, 8/15/05 ........   BBB-          $1,000        $  945,000

Microcell Telecommunications, Inc.
Series B 0%, 6/1/06(d) ...............  Caa(c)          3,000         1,440,000
                                                                     ----------
                                                                      2,905,000
                                                                     ----------

CAYMAN ISLANDS--0.7%
Petrobas International Finance 144A
9.75%, 7/6/11(b) .....................  Baa(c)          1,125         1,133,437

CHILE--0.7%
Petropower I Funding Trust 144A
7.36%, 2/15/14(b) ....................   BBB            1,249         1,140,563

IRELAND--0.9%
Clondalkin Industries PLC 10.625%,
1/15/10(e) ...........................    B-            1,500         1,418,548

ISRAEL--0.6%
Partner Communications Company Ltd.
Series DTC 13%, 8/15/10 ..............    B-            1,000           935,000

MEXICO--2.2%
Grupo Industrial Durango 12.625%,
8/1/03 ...............................    BB-           1,850         1,831,500

Grupo Televisa SA 144A 8%, 9/13/11(b)     BB+           1,000           965,000

Grupo Transportacion Ferroviaria
Mexicana SA de CV 0%, 6/15/09(d) .....    BB-           1,000           782,500
                                                                     ----------
                                                                      3,579,000
                                                                     ----------

NETHERLANDS--0.6%
Koninklijke KPN NV 8%, 10/1/10 .......   BBB-             795           676,100

Netia Holdings BV 13.75%, 6/15/10(e) .   CCC            1,500           202,650
                                                                     ----------
                                                                        878,750
                                                                     ----------

POLAND--1.3%
TPSA Finance BV 144A 7.75%,
12/10/08(b) ..........................   BBB            2,050         2,096,125

RUSSIA--0.2%
Metromedia International Group, Inc.
Series B 0%, 9/30/07(d)(h)(i) ........    NR              927           278,148

-------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $21,072,689)                                        15,395,821
-------------------------------------------------------------------------------


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

CONVERTIBLE BONDS--0.9%

COMMUNICATIONS EQUIPMENT--0.4%
Dice, Inc. Cv. 144A 7%, 1/25/05(b) .....  NR           $1,500        $  540,000

OIL & GAS (DRILLING & EQUIPMENT)--0.5%
Parker Drilling Co. Cv. 5.50%, 8/1/04 ..   B-           1,000           848,750

-------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $2,386,811)                                          1,388,750
-------------------------------------------------------------------------------


CREDIT LINKED NOTES--3.3%

BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Earls Four Limited Series 499 144A
Repackaged Telewest Finance (Jersey) Ltd.
12.05%, 7/7/05(b)(i) ...................                2,000         1,520,000

ELECTRICAL EQUIPMENT--1.1%
STEERS Credit Linked Trust 2001,
Series SLR-R Repackaged Selectron Corp.
6.615%, 5/8/20(d)(i) ...................                2,000         1,825,000

FOREIGN GOVERNMENT SECURITIES--1.2%
UBS Jersey Credit Linked Trust
Repackaged Republic of Panama 3.985%,
8/3/03(d)(i) ...........................                2,000         1,975,000

-------------------------------------------------------------------------------
TOTAL CREDIT LINKED NOTES
(IDENTIFIED COST $6,000,000)                                          5,320,000
-------------------------------------------------------------------------------


                                                       SHARES
                                                       ------
PREFERRED STOCK--2.4%

AGENCY NON MORTGAGE-BACKED SECURITIES--1.7%
Home Ownership Funding 2, Step-down
Pfd. 144A 13.338%(b)(d) ................                3,500         2,657,977

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
Nextel Communications, Inc. Series E PIK
11.125% ................................               23,569           919,191

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
Global Crossing Holdings Ltd. PIK
Series E 10.50% ........................               20,000           200,000

-------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $6,666,346)                                          3,777,168
-------------------------------------------------------------------------------

                                                       SHARES           VALUE
                                                       ------        ----------

COMMON STOCKS--0.1%

PAPER & FOREST PRODUCTS--0.0%
Northampton Pulp LLC(g)(h)(i) ..........                3,650        $    7,300

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
AT&T Latin America Corp. Class A(g) ....              137,550           206,325

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $756,366)                                              213,625
-------------------------------------------------------------------------------




                                                        PAR
                                                       VALUE
                                                       (000)
                                                       ------
LOAN PARTICIPATION  NOTES--0.7%

UPC Financing Partnership Term Loan C2
6.371%, 11/30/08(d) ....................               $1,500         1,110,000

-------------------------------------------------------------------------------
TOTAL LOAN PARTICIPATION  NOTES
(IDENTIFIED COST $1,133,633)                                          1,110,000
-------------------------------------------------------------------------------



                                                       SHARES
                                                       ------
WARRANTS--0.0%

COMMUNICATIONS EQUIPMENT--0.0%
Atlantic Telecom Group PLC Warrants
(United Kingdom)(g) ....................                1,875               169

GT Group Telecom, Inc. 144A Warrants
(Canada)(b)(g) .........................                4,000            20,000

-------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                     20,169
-------------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS--96.9%
(IDENTIFIED COST $164,355,370)                                      154,506,680
-------------------------------------------------------------------------------


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)        VALUE
                                      ---------        -------     ---------

SHORT TERM OBLIGATIONS--3.2%

COMMERCIAL PAPER--2.8%
SYSCO Corp. 2.65%, 11/1/01 ...........    A-1+         $1,415      $1,415,000

Kraft Foods, Inc. 2.55%, 11/2/01 .....    A-1           3,075       3,074,782
                                                                   ----------
                                                                    4,489,782
                                                                   ----------

REPURCHASE AGREEMENTS--0.4%
State Street Bank & Trust Co.
repurchase agreement 0.5%, dated
10/31/01 due 11/1/01, repurchase
price $628,009 collateralized by
U.S. Treasury Bond 6.50%, 11/15/26,
market value $640,582 ................                    628         628,000

-----------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $5,117,782)                                        5,117,782
-----------------------------------------------------------------------------


TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $169,473,152)                                    159,624,462(a)

Other assets and liabilities--(0.1)%                                 (162,799)
                                                                 ------------
NET ASSETS -- 100%                                               $159,461,663
                                                                 ============


(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,796,685 and gross depreciation of $16,120,146 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $169,947,923.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to a value of $34,727,763 or 22% of net assets.
(c) As rated by Moody's or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Par value represents Euro.
(f) Par value represents Polish Zloty.
(g) Non-income producing.
(h) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2001, these securities, which are included in illiquid securities below, amounted to $6,412,246 or 4.0% of net assets.
(i) Illiquid. At October 31, 2001, these securities amounted to a value of $13,825,996 or 8.7% of net assets.
(j) All or a portion segregated as collateral for a when-issued security, swap transactions and loan participation notes.

                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001


ASSETS
Investment securities at value
   (Identified cost $169,473,152)                       $159,624,462
Cash                                                             864
Receivables
   Interest                                                2,675,506
   Investment securities sold                              1,926,468
   Fund shares sold                                           63,759
   Receivable from advisor                                        69
Other receivables                                              1,367
Prepaid expenses                                               1,935
                                                        ------------
     Total assets                                        164,294,430
                                                        ------------
LIABILITIES
Payables
   Investment securities purchased                         3,925,103
   Fund shares repurchased                                   209,941
   Income distribution payable                               196,319
   Investment advisory fee                                    73,993
   Transfer agent fee                                         63,906
   Distribution fee                                           61,763
   Financial agent fee                                        14,007
   Trustees' fee                                               5,613
Net unrealized depreciation on swap agreements               188,462
Accrued expenses                                              93,660
                                                        ------------
     Total liabilities                                     4,832,767
                                                        ------------
NET ASSETS                                              $159,461,663
                                                        ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest        $237,156,555
Distributions in excess of net investment income            (196,319)
Accumulated net realized loss                            (67,464,856)
Net unrealized depreciation                              (10,033,717)
                                                        ------------
NET ASSETS                                              $159,461,663
                                                        ============

CLASS A
Shares of beneficial interest, $0.10 par value,
   166,666,667 authorization (Net Assets $115,277,629)    11,497,250
Net asset value per share                                     $10.03
Offering price per share $10.03/(1-4.75%)                     $10.53

CLASS B
Shares of beneficial interest, $0.10 par value,
   166,666,667 authorization (Net Assets $38,036,589)      3,801,129
Net asset value and offering price per share                  $10.01

CLASS C
Shares of beneficial interest, $0.10 par value,
   166,666,667 authorization (Net Assets $6,147,445)         612,132
Net asset value and offering price per share                  $10.04



                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2001


INVESTMENT INCOME
Interest                                                $ 16,926,361
Dividends                                                    649,192
                                                        ------------
     Total investment income                              17,575,553
                                                        ------------
EXPENSES
Investment advisory fee                                      949,457
Distribution fee, Class A                                    291,414
Distribution fee, Class B                                    494,990
Distribution fee, Class C                                     65,639
Financial agent fee                                          176,703
Transfer agent                                               348,063
Printing                                                      76,507
Custodian                                                     62,485
Registration                                                  50,171
Professional                                                  45,187
Trustees                                                      26,404
Miscellaneous                                                 21,138
                                                        ------------
     Total expenses                                        2,608,158
     Custodian fees paid indirectly                           (2,192)
                                                        ------------
     Net expenses                                          2,605,966
                                                        ------------
NET INVESTMENT INCOME                                     14,969,587
                                                        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                          (10,969,236)
Net realized gain on swaps                                     3,745
Net realized loss on options                                (418,750)
Net realized loss on foreign currency                       (149,495)
Net change in unrealized appreciation
   (depreciation) on investments                           5,532,372
Net change in unrealized appreciation (depreciation)
   on swap agreements                                     (3,080,534)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions      1,768,244
                                                        ------------
NET LOSS ON INVESTMENTS                                   (7,313,654)
                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $  7,655,933
                                                        ============


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                              Year Ended            Year Ended
                                                                               10/31/01              10/31/00
                                                                             ------------          ------------
FROM OPERATIONS
   Net investment income (loss)                                              $ 14,969,587          $ 17,686,781
   Net realized gain (loss)                                                   (11,533,736)           (7,341,772)
   Net change in unrealized appreciation (depreciation)                         4,220,082              (894,995)
                                                                             ------------          ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  7,655,933             9,450,014
                                                                             ------------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                              (9,675,923)           (9,613,020)
   Net investment income, Class B                                              (3,746,322)           (6,040,317)
   Net investment income, Class C                                                (495,754)             (506,308)
   Tax return of capital, Class A                                                (327,974)                   --
   Tax return of capital, Class B                                                (126,985)                   --
   Tax return of capital, Class C                                                 (16,804)                   --
                                                                             ------------          ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                  (14,389,762)          (16,159,645)
                                                                             ------------          ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (4,138,603 and 2,960,461 shares,
       respectively)                                                           43,632,838            32,377,070
   Net asset value of shares issued from reinvestment of
       distributions (540,685 and 521,532 shares, respectively)                 5,608,893             5,679,445
   Cost of shares repurchased (3,660,493 and 4,610,373 shares,
       respectively)                                                          (38,333,034)          (50,532,981)
                                                                             ------------          ------------
Total                                                                          10,908,697           (12,476,466)
                                                                             ------------          ------------
CLASS B
   Proceeds from sales of shares (409,452 and 434,620 shares, respectively)     4,269,187             4,775,808
   Net asset value of shares issued from reinvestment of distributions
     (181,591 and 250,107 shares, respectively)                                 1,885,884             2,722,782
   Cost of shares repurchased (2,888,405 and 3,142,522 shares, respectively)  (30,237,803)          (34,316,301)
                                                                              -----------          ------------
Total                                                                         (24,082,732)          (26,817,711)
                                                                             ------------          ------------
CLASS C
   Proceeds from sales of shares (272,852 and 174,137 shares, respectively)     2,883,190             1,914,239
   Net asset value of shares issued from reinvestment of distributions
     (20,933 and 22,935 shares, respectively)                                     217,260               250,358
   Cost of shares repurchased (274,596 and 261,656 shares, respectively)       (2,811,545)           (2,881,085)
                                                                             ------------          ------------
Total                                                                             288,905              (716,488)
                                                                             ------------          ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                  (12,885,130)          (40,010,665)
                                                                             ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                      (19,618,959)          (46,720,296)

NET ASSETS
   Beginning of period                                                        179,080,622           225,800,918
                                                                             ------------          ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
       INCOME OF ($196,319) AND UNDISTRIBUTED NET INVESTMENT INCOME
       (LOSS) OF $538,220, RESPECTIVELY]                                     $159,461,663          $179,080,622
                                                                             ============          ============


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND


                                                    FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            CLASS A
                                                                  --------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                                  --------------------------------------------------------
                                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period                              $10.44       $10.85      $11.20       $13.50      $13.27
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.85         0.95        0.96         1.07        1.03
   Net realized and unrealized gain (loss)                         (0.37)       (0.46)      (0.30)       (1.88)       0.18
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.48         0.49        0.66        (0.81)       1.21
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.86)       (0.90)      (1.00)       (1.07)      (0.98)
   Dividends from net realized gains                                  --           --          --        (0.36)         --
   In excess of net investment income                                 --           --       (0.01)          --          --
   In excess of net realized gains                                    --           --          --        (0.06)         --
   Tax return of capital                                           (0.03)          --          --           --          --
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.89)       (0.90)      (1.01)       (1.49)      (0.98)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                          (0.41)       (0.41)      (0.35)       (2.30)       0.23
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $10.03       $10.44      $10.85       $11.20      $13.50
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     4.70%        4.49%       5.97%       (6.86)%      9.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $115,278     $109,356    $125,931     $156,317    $191,486

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.27%(2)     1.22%(2)    1.14%(3)     1.08 %      1.04%(2)
   Net investment income                                            8.90%        8.99%       8.59%        8.17 %      7.28%
Portfolio turnover                                                   210%         168%        133%         157 %       295%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.13%.

                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND


                                                   FINANCIAL HIGHLIGHTS
                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS B
                                                 ---------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31
                                                 ---------------------------------------------------------
                                                   2001         2000        1999         1998        1997
Net asset value, beginning of period              $10.42       $10.84      $11.18       $13.48      $13.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.78         0.87        0.87         0.96        0.92
   Net realized and unrealized gain (loss)         (0.37)       (0.47)      (0.29)       (1.87)       0.18
                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS               0.41         0.40        0.58        (0.91)       1.10
                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.79)       (0.82)      (0.91)       (0.97)      (0.87)
   Dividends from net realized gains                  --           --          --        (0.36)         --
   In excess of net investment income                 --           --       (0.01)          --          --
   In excess of net realized gains                    --           --          --        (0.06)         --
   Tax return of capital                           (0.03)          --          --           --          --
                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                           (0.82)       (0.82)      (0.92)       (1.39)      (0.87)
                                                  ------       ------      ------       ------      ------
Change in net asset value                          (0.41)       (0.42)      (0.34)       (2.30)       0.23
                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                    $10.01       $10.42      $10.84       $11.18      $13.48
                                                  ======       ======      ======       ======      ======
Total return(1)                                     3.94%        3.66%       5.15%       (7.51)%      8.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $38,037      $63,529     $92,725     $124,075    $154,989

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               2.01%(2)     1.95%(2)    1.89%(5)     1.84 %      1.79%(2)
   Net investment income                            8.21%        8.24%       7.83%        7.36 %      6.52%
Portfolio turnover                                   210%         168%        133%         157 %       295%


                                                                         CLASS C
                                                 -------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31              FROM INCEPTION
                                                 -------------------------------------------     10/14/97 TO
                                                   2001         2000        1999         1998       10/31/97
Net asset value, beginning of period              $10.45       $10.87      $11.21       $13.48      $14.22
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.77         0.86        0.88         0.97        0.04
   Net realized and unrealized gain (loss)         (0.36)       (0.46)      (0.30)       (1.85)      (0.74)
                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS               0.41         0.40        0.58        (0.88)      (0.70)
                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.79)       (0.82)      (0.91)       (0.97)      (0.04)
   Dividends from net realized gains                  --           --          --        (0.36)         --
   In excess of net investment income                 --           --       (0.01)          --          --
   In excess of net realized gains                    --           --          --        (0.06)         --
   Tax return of capital                           (0.03)          --          --           --          --
                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                           (0.82)       (0.82)      (0.92)       (1.39)      (0.04)
                                                  ------       ------      ------       ------      ------
Change in net asset value                          (0.41)       (0.42)      (0.34)       (2.27)      (0.74)
                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                    $10.04       $10.45      $10.87       $11.21      $13.48
                                                  ======       ======      ======       ======      ======
Total return(1)                                     3.92%        3.65%       5.23%       (7.36)%     (5.00)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $6,147       $6,195      $7,145       $5,937        $284

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               2.02%(2)     1.97%(2)    1.89%(5)     1.88 %      1.62 %(2)(4)
   Net investment income                            8.18%        8.23%       7.83%        7.46 %      4.75 %(4)
Portfolio turnover                                   210%         168%        133%         157 %       295 %(3)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Not annualized.
(4) Annualized.
(5) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.88%.

                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is total return. The Fund is appropriate for investors with a moderate risk tolerance profile who are seeking to maximize current income consistent with preservation of capital by investing in a broadly diversified short-term bond fund. The Fund's duration is market neutral, that is, approximately equal to the benchmark index, the Merrill Lynch Medium Quality Corporate Short Term Bond Index.

      Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The Fund may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001?

A: While this has been a difficult year for the equity markets, even before the events of September 11th, the bond market has done well. For the 12 months ended October 31, 2001, Class A shares returned 10.20%, Class B shares were up 9.69%, and Class C shares gained 10.40%. For the same period, the Merrill Lynch Medium Quality Corporate Short Term Bond Index returned 11.75%, while the S&P 500 Index lost 24.92%.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT SECTORS OF THE MARKET WERE THE STRONGEST PERFORMERS?

A: This has been a very strong period for fixed-income investing, as all sectors turned in positive performance. The high-yield and emerging markets sectors had the weakest performance, returning 2.0% and 0.9%, respectively, year-to-date through November 1, 2001. Treasuries benefited the most, as uncertainty fueled by the events of September 11th led to a "flight to quality," and equity investors turned to "safer" fixed-income investments. Investment-grade spread sectors (i.e., non-Treasury securities) continued to benefit from their yield advantage.

      In the high-yield sector, spreads remain at their highest levels since the early 1990s. In the 1990-1991 environment, the economy was in a recession; there was little or no liquidity in the system; and default rates were running at 10%-plus. In 2000-2001, we were experiencing a slowing economy, low liquidity, and 7% default rates. High-yield default rates continue to be high, but have bounced back from levels in 2000 and may be peaking. Telecommunications issues remain under extreme pressure and are holding back sector performance. Higher quality (BB-rated) issues have held up reasonably well, returning 10.78% for the 12 months ended October 31, 2001 versus a negative return of 0.16% for the Merrill Lynch High Yield Master II Index(2) and a negative return of 16.50% for CCC-rated issues.


(1) The Merrill Lynch Medium Quality Corporate Short Term Bond Index measures short-term medium quality corporate bond market total-return performance. The S&P 500 Index measures broad stock market total-return performance.
(2) The Merrill Lynch High Yield Master II Index measures high-yield bond market total-return performance. The indices are unmanaged and not available for direct investment.

      Emerging-market yields have generally widened and vary widely country by country. Argentina has dramatically underperformed, effectively "decoupling" itself from the rest of the market. For example, as of November 8, Argentina was down 39.85% year to date, while Bulgaria and Panama, two of our holdings, were up 22.56% and 15.81%, respectively, since January.

Q: COULD YOU PROVIDE A BRIEF OVERVIEW OF THE MARKET?

A: Declining interest rates and low inflation have created a very favorable environment for fixed-income investing. The yield curve has steepened dramatically, triggered by aggressive rate-cutting by the Fed in response to a slowing global economy that has been exacerbated by the attacks of September 11th. For example, on November 5th, the Federal Reserve cut key short-term interest rates for the tenth time this year, lowering the overnight bank lending rate by half a percentage rate to 2%, the lowest level in 40 years. Over the last year, the two-year Treasury yield has declined 244 basis points, with the rate falling from 4.86% on January 2, 2001 to 2.42% as of November 9, while the yield on the 30-year Treasury is basically unchanged for the same time period.

      The second favorable factor for fixed-income investing has been low inflation. One of the most important drivers of inflation has been crude oil prices. And, crude oil prices are very positive, with per barrel prices down to approximately $22 as of this writing compared with $32 per barrel last February. Global economic weakness is currently outweighing uncertainty in the Middle East, and this is a different environment than the Gulf War since Iraq was a major oil exporter. As a result, core inflation remains moderate at 2.6%.

Q: WHAT IS YOUR OUTLOOK FOR THE ECONOMY?

A: An already faltering economy was dealt a severe blow as the September 11th terrorist assaults took their toll. Massive layoffs ensued in the weeks following the attacks, and the manufacturing segment of the economy contracted for the 14th straight month in September. Consumer confidence numbers plummeted precipitously. Consumer spending, which accounts for two-thirds of our economy, had been the lone bright spot, keeping the economy afloat in the face of declining corporate profits and weak business spending. If the erosion in consumer confidence derails consumer spending, an economic recovery in the near future will be improbable. Through the middle of this year, the economy had technically avoided recession. However, third-quarter GDP will likely be negative, and many predict fourth-quarter GDP will be negative as well. Should this occur, the technical criteria for a recession will have been satisfied.

Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED?

A: The current climate remains extremely favorable for fixed-income investing: the economy is slowing, inflation is moderate, and the Fed is in an easing mode. We believe valuations in the non-Treasury sectors are currently very attractive, but sector and issue selection remains critically important. The portfolio is well-diversified across sectors and individual securities and heavily weighted in higher quality issues. The duration of the portfolio is 2.4 years, market neutral.

                                                                November 9, 2001

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

----------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS(1)                                               PERIODS ENDING 10/31/01
----------------------------------------------------------------------------------------------------------

                                                                                INCEPTION       INCEPTION
                                                         1 YEAR      5 YEARS   TO 10/31/01        DATE
                                                        --------     -------   ----------       ---------
        Class A Shares at NAV(2)                         10.20%        6.42%       6.67%          7/6/92
        Class A Shares at POP(3)                          7.72         5.93        6.41           7/6/92

        Class B Shares at NAV(2)                          9.69         5.81        6.09           7/6/92
        Class B Shares with CDSC(4)                       8.19         5.81        6.09           7/6/92

        Class C Shares at NAV(2)                         10.40           --        4.86          10/1/97

        Merrill Lynch Medium Quality
          Corporate Short Term Bond Index(7)             11.75         7.22      Note 5           Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 2% to 0% over a three year period.
(5) Index performance is 6.90% for Class A and Class B (since 6/30/92) and 7.24% for Class C (since 9/30/97), respectively.
(6) This chart illustrates POP returns on Class A shares and CDSC returns for Class B since inception.
(7) The Merrill Lynch Medium Quality Corporate Short Term Bond Index is an unmanaged, commonly used measure of total return performance of corporate bonds with maturities of 1-2.99 years and medium quality ratings. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                      PERIODS ENDING 10/31
--------------------------------------------------------------------------------

              Phoenix-Goodwin           Phoenix-Goodwin        Merrill Lynch
         Multi-Sector Short Term   Multi-Sector Short Term    Medium Quality
               Bond Fund                  Bond Fund         Corporate Short-Term
               Class A(6)                 Class B(6)            Bond Index(7)

7/6/92            $9,775                   $10,000               $10,000
10/30/92          $9,814                   $10,007               $10,281
10/29/93         $10,647                   $10,810               $11,049
10/31/94         $10,689                   $10,806               $11,263
10/31/95         $11,788                   $11,855               $12,332
10/31/96         $13,075                   $13,084               $13,159
10/31/97         $14,393                   $14,329               $14,110
10/30/98         $14,516                   $14,347               $15,118
10/29/99         $15,324                   $15,070               $15,762
10/31/00         $16,192                   $15,816               $16,687
10/31/01         $17,844                   $17,349               $18,647


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 7/6/92 in Class A shares and reflects the maximum sales charge of 2.25% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                  10/31/01
--------------------------------------------------------------------------------
As a percentage of bond holdings

[PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

o  Corporate                     33%
o  Non-Agency Mortgage-Backed    15
o  Foreign Government            12
o  Foreign Corporate             12
o  Municipal                      8
o  U.S. Government                8
o  Asset-Backed                   4
o  Other                          8

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

--------------------------------------------------------------------------------
              TEN LARGEST FIXED INCOME HOLDINGS AT OCTOBER 31, 2001
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. U.S. Government Securities                   7.2%
    U.S. TREASURY BONDS AND NOTES
 2. Fannie Mae                                   2.9%
    AGENCY MORTGAGE-BACKED SECURITY
 3. Countrywide Asset-Backed Certificates
    99-3, AF5                                    2.1%
    ASSET-BACKED SECURITY
 4. TPSA Finance BV 144A                         1.8%
    FOREIGN CORPORATE BOND
 5. Texas Water Resources Finance Authority
    Revenue Taxable                              1.8%
    MUNICIPAL BOND
 6. UBS Jersey Credit Linked Trust Repackaged
    Republic of Panama                           1.7%
    CREDIT LINKED NOTE
 7. Advanta Mortgage Loan Trust 00-2, A3         1.4%
    NON-AGENCY MORTGAGE-BACKED SECURITY
 8. AutoNation, Inc. 144A                        1.4%
    CORPORATE BOND
 9. New Jersey State Taxable Series G            1.4%
    MUNICIPAL BOND
10. SUPERVALU, Inc.                              1.4%
    CORPORATE BOND
--------------------------------------------------------------------------------

                         INVESTMENTS AT OCTOBER 31, 2001



                                       MOODY'S          PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------


U.S. GOVERNMENT SECURITIES--7.2%

U.S. TREASURY BONDS--0.5%
U.S. Treasury Bonds 5%, 8/15/11 .......  Aaa           $  250     $     264,522

U.S. TREASURY NOTES--6.7%
U.S. Treasury Notes 3.875%, 7/31/03 ...  Aaa              100           102,609

U.S. Treasury Notes 4.625%, 5/15/06 ...  Aaa            3,575         3,740,344
                                                                  -------------
                                                                      3,842,953
                                                                  -------------

-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $4,015,548)                                          4,107,475
-------------------------------------------------------------------------------


AGENCY NON MORTGAGE-BACKED
SECURITIES--2.9%

Fannie Mae 7%, 7/15/05(h) .............  Aaa            1,500         1,673,340

-------------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $1,520,763)                                          1,673,340
-------------------------------------------------------------------------------


MUNICIPAL BONDS--7.4%

CALIFORNIA--0.7%
San Diego County Pension Obligation
Revenue Taxable Series A 6.24%, 8/15/02  Aaa              400           411,308

DELAWARE--1.3%
Delaware River Port Authority PA & NJ
Revenue Taxable Series A 5.91%, 1/1/02   Aaa              700           703,437



                                       MOODY'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

FLORIDA--0.9%
Tampa Solid Waste System Revenue
Taxable Series A 6.18%, 10/1/04 .......  Aaa           $  500     $     534,695

ILLINOIS--1.3%
Chicago Tax Increment Taxable 6.25%,
6/1/02 ................................  Aaa              750           765,038

NEW JERSEY--1.4%
New Jersey State Taxable Series G
6.375%, 8/1/03 ........................   Aa              750           789,270

TEXAS--1.8%
Texas Water Resources Finance Authority
Revenue Taxable 6%, 8/15/02 ...........  Aaa            1,000         1,025,240

-------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $4,102,786)                                          4,228,988
-------------------------------------------------------------------------------


ASSET BACKED SECURITIES--4.2%

Americredit Automobile Receivables
Trust 01-1, E 9.29%, 2/6/08(h) ........   Ba              500           502,441

Aviation Capital Group Trust 00-1A,
A1 3%, 11/15/25(d)(h) .................   Aa              500           481,875

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02 ......................   Aa              259           260,726

Detroit Edison Securitization Funding
LLC 01-1, A3 5.88%, 3/1/10(h) .........  Aaa              500           532,188


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                       MOODY'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------


Fleetwood Credit Corp. Grantor
Trust 96-A, B
6.95%, 10/17/11 .......................    A            $  82        $   84,460

MBNA Master Credit Card Trust 98-C, C
6.35%, 11/15/05(h) ....................  BBB(c)           525           546,082

-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES
(IDENTIFIED COST $2,365,555)                                          2,407,772
-------------------------------------------------------------------------------


CORPORATE BONDS--31.5%

AIRLINES--0.5%
American Airlines, Inc. 144A
Series 2001-2, A-2
7.858%, 10/1/11(b) ....................    A              250           263,700

ALUMINUM--0.4%
Century Aluminum Co. 144A 11.75%,
4/15/08(b) ............................   Ba              250           246,562

BROADCASTING (TELEVISION, RADIO & CABLE)--1.8%
Charter Communications Holdings LLC
11.125%, 1/15/11 ......................    B              500           530,000

Clear Channel Communications, Inc. 6%,
11/1/06 ...............................  Baa              500           499,580
                                                                     ----------
                                                                      1,029,580
                                                                     ----------

CHEMICALS--0.8%
IMC Global, Inc. 6.50%, 8/1/03 ........  Baa              480           465,475

COMPUTERS  (HARDWARE)--0.9%
Compaq Computer Co. 6.20%, 5/15/03 ....  BBB(c)           500           514,566

CONSUMER FINANCE--0.4%
Conseco Finance Corp. Series MTNA 6.50%,
9/26/02 ...............................    B              250           226,250

DISTRIBUTORS (FOOD & HEALTH)--2.7%
Bergen Brunswig Corp. 7.375%, 1/15/03 .   Ba              500           511,124

Fleming Cos., Inc. 144A 10.625%,
7/31/07(b) ............................    B              250           253,125

SUPERVALU, Inc. 9.75%, 6/15/04 ........    B              750           782,813
                                                                     ----------
                                                                      1,547,062
                                                                     ----------

ELECTRIC COMPANIES--0.9%
BRL Universal Equipment 8.875%,
2/15/08 ...............................   Ba              485           501,975

FINANCIAL (DIVERSIFIED)--0.9%
Erac Finance Co. USA 144A 7.35%,
6/15/08(b) ............................  Baa              500           505,000



                                       MOODY'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

FOODS--0.9%
Kraft Foods, Inc. 4.625%, 11/1/06 .....    A           $  500        $  500,638

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.9%
Aztar Corp. 144A 9%, 8/15/11(b) .......   Ba              500           506,250

Harrahs Operating Co., Inc. 7.125%,
6/1/07 ................................  Baa              500           509,255

Mohegan Tribal Gaming Authority 8.125%,
1/1/06 ................................   Ba               75            77,625
                                                                     ----------
                                                                      1,093,130
                                                                     ----------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
Pfizer, Inc. 3.625%, 11/1/04 ..........  Aaa              500           504,845

HEALTH CARE (HOSPITAL MANAGEMENT)--1.0%
Tenet Healthcare Corp. 7.875%, 1/15/03    Ba              500           540,650

HEALTH CARE (LONG TERM CARE)--0.9%
Manor Care, Inc. 8%, 3/1/08 ...........   Ba              500           532,500

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.5%
AmerisourceBergen Corp. 144A 8.125%,
9/1/08(b) .............................   Ba              250           263,750

HEALTH CARE (SPECIALIZED SERVICES)--1.8%
HEALTHSOUTH Corp. 144A 7.375%,
10/1/06(b) ............................   Ba              500           520,000

Quest Diagnostic, Inc. 6.75%, 7/12/06 .   Ba              500           525,405
                                                                     ----------
                                                                      1,045,405
                                                                     ----------

MANUFACTURING (DIVERSIFIED)--0.9%
Applied Extrusion Technologies, Inc. 144A
10.75%, 7/1/11(b) .....................    B              500           527,500

NATURAL GAS--0.9%
Dynegy Holdings, Inc. 8.125%, 3/15/05 .  Baa              500           540,967

OIL & GAS (DRILLING & EQUIPMENT)--0.9%
R & B Falcon Corp. Series B 6.50%,
4/15/03 ...............................   Ba              500           517,500

OIL & GAS (EXPLORATION & PRODUCTION)--1.4%
Chesapeake Energy Corp. 144A 8.375%,
11/1/08(b) ............................    B              250           249,375

Hanover Equipment Trust 01-A 144A
8.50%, 9/1/08(b) ......................   Ba              500           525,000
                                                                     ----------
                                                                        774,375
                                                                     ----------


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                       MOODY'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------


OIL (DOMESTIC INTEGRATED)--0.9%
Conoco Funding Co. 5.45%, 10/15/06 ....  Baa           $  500        $  522,930

POWER PRODUCERS (INDEPENDENT)--1.7%
AES Corp. 7.375%, 6/15/03 .............   Ba              500           487,500

Calpine Corp. 8.625%, 8/15/10 .........   Ba              500           504,147
                                                                     ----------
                                                                        991,647
                                                                     ----------

PUBLISHING--0.4%
Primedia, Inc. 8.875%, 5/15/11 ........   Ba              250           202,500

RETAIL (SPECIALTY)--1.4%
AutoNation, Inc. 144A 9%, 8/1/08(b) ...   Ba              800           792,000

SERVICES (COMMERCIAL & CONSUMER)--2.2%
Magellan Health Services, Inc. 144A
9.375%, 11/15/07(b) ...................    B              500           527,500

Service Corp. International
7.20%, 6/1/06 .........................   Ba              300           284,250

Stewart Enterprises, Inc.
6.40%, 5/1/03(d) ......................    B              425           428,188
                                                                     ----------
                                                                      1,239,938
                                                                     ----------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.9%
AT&T Wireless Services, Inc. 7.35%,
3/1/06 ................................  Baa              500           529,845

TELECOMMUNICATIONS (LONG DISTANCE)--0.9%
Worldcom, Inc. 6.50%, 5/15/04 .........    A              500           518,879

TRUCKS & PARTS--0.9%
Navistar International Corp. Series B
9.375%, 6/1/06 ........................   Ba              500           498,750

WASTE MANAGEMENT--0.9%
Allied Waste Industries, Inc. 6.10%,
1/15/03 ...............................   Ba              500           494,343

-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $17,497,479)                                        17,932,262
-------------------------------------------------------------------------------


NON-AGENCY MORTGAGE-BACKED
SECURITIES--13.9%

Advanta Mortgage Loan Trust 00-2, A3
7.76%, 5/25/18 ........................  Aaa              750           798,398

Bear Stearns Mortgage Securities, Inc.
95-1, 1B3 6.425%, 5/25/10(d) ..........  BB(c)            406           412,540


                                       MOODY'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

Bear Stearns Mortgage Securities, Inc.
95-1, 2B3 7.40%, 7/25/10 ..............   BB(c)         $ 300        $  309,645

CS First Boston Mortgage Securities
Corp. 01-CK1 A2 6.25%, 12/16/35 .......   Aaa             475           500,334

CS First Boston Mortgage Securities
Corp. 97-SPCE, C 7.077%, 4/20/38 ......   AA(c)           750           753,750

Commercial Resecuritization Trust
2001-ABC2 A1 7.17%, 2/21/13 ...........   Aaa             500           532,031

Countrywide Asset-Backed Certificates
99-3, AF5 7.73%, 9/25/27 ..............   Aaa           1,100         1,189,712

Criimi Mae Trust I 96-C1, A2 7.56%,
6/30/33 ...............................   A(c)            145           144,320

DLJ Commercial Mortgage Corp. 98-CF2,
A1A 5.88%, 11/12/31 ...................   Aaa             421           441,018

G.E. Capital Mortgage Services, Inc.
94-26, B2 6.871%, 7/25/09(d) ..........   Baa             166           170,946

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26 ...............  AAA(c)           266           273,154

Imperial CMB Trust 98-1, M2 7.25%,
11/25/29 ..............................    A              520           528,387

Residential Funding Mortgage
Securities I
93-S23, M3 6.50%, 6/25/08 .............  AAA(c)           454           469,902

Residential Funding Mortgage
Securities I
93-S29, M3 7%, 8/25/08 ................  AA+(c)           325           331,495

Residential Funding Mortgage
Securities I
96-S8, A4 6.75%, 3/25/11 ..............  AAA(c)            69            72,052

Structured Asset Securities Corp.
00-C2, L 4.212%, 3/20/03(d) ...........  BB+(c)           403           398,488

Structured Asset Securities Corp.
98-C3A, H 2.97%, 6/25/15(d) ...........   Aa               96            95,695

Summit Mortgage Trust 00-1, B3 6.14%,
12/28/12 ..............................  A-(c)            454           465,032

-------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $7,510,160)                                          7,886,899
-------------------------------------------------------------------------------


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                       MOODY'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------


FOREIGN GOVERNMENT SECURITIES--11.8%

ALGERIA--0.7%
Republic of Algeria 4.313%, 3/4/10(d) .   NR        $     500        $  400,000

BULGARIA--1.6%
Republic of Bulgaria FLIRB Bearer
Series A 4.563%, 7/28/12(d) ...........    B              335           273,042

Republic of Bulgaria IAB PDI 4.563%,
7/28/11(d) ............................    B              792           624,690
                                                                     ----------
                                                                        897,732
                                                                     ----------

COSTA RICA--0.9%
Republic of Costa Rica 8%, 5/1/03 .....   Ba              500           516,875

CROATIA--0.2%
Croatia Series B 4.563%, 7/31/06(d) ...  Baa               80            78,645

DOMINICAN REPUBLIC--0.9%
Dominican Republic 144A 9.50%,
9/27/06(b) ............................   Ba              500           497,500

EL SALVADOR--0.9%
Republic of El Salvador 144A 8.50%,
7/25/11(b) ............................  Baa              500           535,937

MEXICO--1.8%
United Mexican States Global Bond
10.375%, 2/17/09 ......................  Baa              500           566,250

United Mexican States Global Bond
8.125%, 12/30/19 ......................  Baa              500           475,000
                                                                     ----------
                                                                      1,041,250
                                                                     ----------

PANAMA--1.8%
Republic of Panama Bearer 5.03%,
5/14/02(d) ............................   Ba              500           499,961

Republic of Panama RegS 7.875%,
2/13/02 ...............................   Ba              500           506,250
                                                                     ----------
                                                                      1,006,211
                                                                     ----------

PHILIPPINES--0.8%
Republic of Philippines 8.875%, 4/15/08   Ba              500           468,125

POLAND--1.4%
Poland Government Bond Series 0206
8.50%, 2/12/06(f) .....................   NR            3,450           782,445

RUSSIA--0.8%
Russian Federation RegS 8.75%, 7/24/05     B              500           475,625

-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $6,594,258)                                          6,700,345
-------------------------------------------------------------------------------

                                       MOODY'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------

FOREIGN CORPORATE BONDS--11.7%

CANADA--0.8%
Methanex Corp. 7.75%, 8/15/05 .........    Ba          $  500        $  470,000

CAYMAN ISLANDS--0.4%
Petrobras International Finance 144A
9.875%, 5/9/08(b) .....................   Baa             250           255,000

MEXICO--6.4%
Cemex SA de CV 144A 8.625%, 7/18/03(b)    Ba              500           526,250

Grupo Industrial Durango 12.625%,
8/1/03 ................................    B              700           693,000

Grupo Televisa SA 8.625%, 8/8/05 ......   Baa             500           531,875

Grupo Televisa SA 144A 8%, 9/13/11(b) .   Baa             500           481,250

Nacional Financiera SNC 144A 22%,
5/20/02(b)(e) .........................   Baa           5,000           564,742

Telefonos de Mexico SA 8.25%, 1/26/06 .   Baa             500           522,500

Vicap SA 10.25%, 5/15/02 ..............    Ba             350           318,500
                                                                     ----------
                                                                      3,638,117
                                                                     ----------

NETHERLANDS--1.3%
Deutsche Telekom International Finance
7.75%, 6/15/05 ........................    Aa             500           540,115

Koninklijke Kpn NV 7.50%, 10/1/05 .....   Baa             200           172,956
                                                                     ----------
                                                                        713,071
                                                                     ----------

POLAND--1.8%
TPSA Finance BV 144A 7.125%,
12/10/03(b) ...........................   Baa           1,000         1,048,960

TURKEY--0.1%
Garanti Grantor Trust 97-A 144A 5.43%,
4/15/02(b)(d) .........................  BBB-(c)           56            47,433

VENEZUELA--0.9%
PDVSA Finance Ltd. Series 98-1 6.45%,
2/15/04 ...............................    A              500           502,500

-------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $6,555,173)                                          6,675,081
-------------------------------------------------------------------------------




                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                       MOODY'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)          VALUE
                                      ---------        -------       ---------


CONVERTIBLE BONDS--1.2%

HEALTH CARE (SPECIALIZED SERVICES)--0.8%
HEALTHSOUTH Corp Cv. 3.25%, 4/1/03 ....  Ba           $   500     $   476,875

OIL & GAS (DRILLING & EQUIPMENT)--0.4%
Parker Drilling Co. Cv. 5.50%, 8/1/04 .   B               250         212,187

-----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $679,839)                                            689,062
-----------------------------------------------------------------------------


CREDIT LINKED NOTES--3.2%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.7%
Earls Four Limited Series 499 144A
Repackaged Telewest Finance (Jersey) Ltd.
12.05%, 7/7/05(b)(g) ..................                   500         380,000

ELECTRICAL EQUIPMENT--0.8%
STEERS[R] Credit Linked Trust 2001,
Series SLR-R Repackaged Selectron Corp.
6.615%, 5/20/03(d)(g) .................                   500         456,250

FOREIGN GOVERNMENT SECURITIES--1.7%
UBS Jersey Credit Linked Trust
Repackaged Republic of Panama 0%,
8/3/03(g) .............................                 1,000         987,500

-----------------------------------------------------------------------------
TOTAL CREDIT LINKED NOTES
(IDENTIFIED COST $2,000,000)                                        1,823,750
-----------------------------------------------------------------------------



                                                      SHARES
                                                      ------
PREFERRED STOCK--0.1%

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
Global Crossing Holdings Ltd. PIK
Series E 10.50% .......................                 2,500          25,000

-----------------------------------------------------------------------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $248,125)                                             25,000
-----------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS--95.1%
(IDENTIFIED COST $53,089,686)                                      54,149,974
-----------------------------------------------------------------------------

                                      STANDARD
                                      & POOR'S           PAR
                                       RATING           VALUE
                                     (UNAUDITED)        (000)        VALUE
                                      ---------        -------     ---------


SHORT TERM OBLIGATIONS--4.2%

COMMERCIAL PAPER--3.9%

Sysco Corp. 2.65%, 11/1/01 ............  A-1+          $2,245     $ 2,245,000

REPURCHASE AGREEMENTS--0.3%
State Street Bank & Trust Co.
repurchase agreement 0.50%, dated
10/31/01 due 11/1/01, repurchase price
$162,002 collateralized by U.S. Treasury
Bond 6.50%, 11/15/26, market value
$167,629 ..............................                   162         162,000

-----------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $2,407,000)                                        2,407,000
-----------------------------------------------------------------------------


TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $55,496,686)                                      56,556,974(a)

Other assets and liabilities--0.7%                                    395,712
                                                                  -----------
NET ASSETS--100%                                                  $56,952,686
                                                                  ===========



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,750,324 and gross depreciation of $670,101 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $55,476,751.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, these securities amounted to a value of $9,516,834 or 16.7% of net assets.
(c) As rated by Standard & Poors or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Par value represents Mexican Pesos.
(f) Par value represents Polish Zloty.
(g) Illiquid. At October 31, 2001, these securities amounted to a value of $1,823,750 or 3.2% of net assets.
(h) All or a portion segregated as collateral for swaps.

                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001


ASSETS
Investment securities at value
   (Identified cost $55,496,686)                        $ 56,556,974
Cash                                                             241
Receivables
   Investment securities sold                                649,761
   Interest and dividends                                  1,000,911
   Fund shares sold                                          522,334
Prepaid expenses                                                 518
                                                        ------------
     Total assets                                         58,730,739
                                                        ------------
LIABILITIES
Payables
   Investment securities purchased                         1,488,303
   Fund shares repurchased                                    51,385
   Income distribution payable                                62,915
   Distribution fee                                           18,994
   Investment advisory fee                                    16,210
   Transfer agent fee                                         14,622
   Trustees' fee                                               5,613
   Financial agent fee                                         2,907
   Net unrealized depreciation on swap agreements             60,254
Accrued expenses                                              56,850
                                                         -----------
     Total liabilities                                     1,778,053
                                                         -----------
NET ASSETS                                               $56,952,686
                                                         ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest         $61,412,525
Distributions in excess of net investment income             (62,915)
Accumulated net realized loss                             (5,396,771)
Net unrealized appreciation                                  999,847
                                                         -----------
NET ASSETS                                               $56,952,686
                                                         ===========
CLASS A
Shares of beneficial interest outstanding,
   $0.01 par value, unlimited authorization
   (Net Assets $34,109,322)                                7,449,498
Net asset value per share                                      $4.58
Offering price per share $4.58/(1-2.25%)                       $4.69

CLASS B
Shares of beneficial interest outstanding,
   $0.01 par value, unlimited authorization
   (Net Assets $11,977,877)                                2,624,497
Net asset value per share and offering
   price per share                                             $4.56

CLASS C
Shares of beneficial interest outstanding,
   $0.01 par value, unlimited authorization
   (Net Assets $10,865,487)                                2,368,015
Net asset value per share and offering
   price per share                                             $4.59


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2001


INVESTMENT INCOME
Interest                                                  $3,859,100
Dividends                                                     26,250
                                                          ----------
     Total investment income                               3,885,350
                                                          ----------
EXPENSES
Investment advisory fee                                      252,597
Distribution fee, Class A                                     68,635
Distribution fee, Class B                                     74,242
Distribution fee, Class C                                     42,868
Financial agent fee                                           69,838
Transfer agent                                                89,263
Professional                                                  36,774
Registration                                                  35,817
Trustees                                                      26,404
Custodian                                                     24,819
Printing                                                      21,832
Miscellaneous                                                 18,392
                                                          ----------
     Total expenses                                          761,481
     Less expense borne by investment adviser               (132,989)
     Custodian fees paid indirectly                             (635)
                                                          ----------
     Net expenses                                            627,857
                                                          ----------
NET INVESTMENT INCOME                                      3,257,493
                                                          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                             (612,711)
Net realized loss on foreign currency transactions            (7,656)
Net realized loss on swap agreements                          (7,103)
Net change in unrealized appreciation (depreciation)
   on investments                                          1,731,204
Net change in unrealized appreciation (depreciation) on
   swap agreements                                           (60,254)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions           (187)
                                                          ----------
NET GAIN ON INVESTMENTS                                    1,043,293
                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $4,300,786
                                                          ==========


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND


                                                  STATEMENT OF CHANGES IN NET ASSETS


                                                                                             Year Ended              Year Ended
                                                                                              10/31/01                10/31/00
                                                                                            ------------           ------------
FROM OPERATIONS
   Net investment income (loss)                                                             $  3,257,493           $  3,080,496
   Net realized gain (loss)                                                                     (627,470)            (1,185,804)
   Net change in unrealized appreciation (depreciation)                                        1,670,763                302,183
                                                                                            ------------           ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 4,300,786              2,196,875
                                                                                            ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                             (2,081,456)            (1,727,123)
   Net investment income, Class B                                                               (705,976)              (672,190)
   Net investment income, Class C                                                               (608,748)              (525,828)
   In excess of net investment income, Class A                                                   (28,172)                    --
   In excess of net investment income, Class B                                                    (9,555)                    --
   In excess of net investment income, Class C                                                    (8,239)                    --
                                                                                            ------------           ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (3,442,146)            (2,925,141)
                                                                                            ------------           ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (4,644,565 and 2,835,706 shares, respectively)               21,240,221             12,882,792
   Net asset value of shares issued from reinvestment of distributions
     (337,827 and 285,810 shares, respectively)                                                1,542,212              1,294,007
   Cost of shares repurchased (2,578,340 and 3,786,816 shares, respectively)                 (11,787,021)           (17,187,679)
                                                                                            ------------           ------------
Total                                                                                         10,995,412             (3,010,880)
                                                                                            ------------           ------------
CLASS B
   Proceeds from sales of shares (940,042 and 728,390 shares, respectively)                    4,280,445              3,275,043
   Net asset value of shares issued from reinvestment of distributions
     (117,460 and 109,153 shares, respectively)                                                  533,955                492,951
   Cost of shares repurchased (483,205 and 1,192,688 shares, respectively)                    (2,196,278)            (5,383,383)
                                                                                            ------------           ------------
Total                                                                                          2,618,122             (1,615,389)
                                                                                            ------------           ------------
CLASS C
   Proceeds from sales of shares (1,612,717 and 742,115 shares, respectively)                  7,358,163              3,370,276
   Net asset value of shares issued from reinvestment of distributions
     (72,275 and 80,802 shares, respectively)                                                    330,507                366,005
   Cost of shares repurchased (939,560 and 1,177,882 shares, respectively)                    (4,291,189)            (5,351,239)
                                                                                            ------------           ------------
Total                                                                                          3,397,481             (1,614,958)
                                                                                            ------------           ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  17,011,015             (6,241,227)
                                                                                            ------------           ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      17,869,655             (6,969,493)

NET ASSETS
   Beginning of period                                                                        39,083,031             46,052,524
                                                                                            ------------           ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND
     UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF ($62,915) AND $138,688, RESPECTIVELY]    $ 56,952,686           $ 39,083,031
                                                                                            ============           ============


                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                                    FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                  --------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                                  --------------------------------------------------------
                                                                    2001        2000        1999         1998        1997
Net asset value, beginning of period                               $4.49       $ 4.57      $ 4.66       $ 5.06      $ 4.91
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.33         0.35        0.33         0.34        0.34
   Net realized and unrealized gain (loss)                          0.11        (0.10)      (0.08)       (0.29)       0.14
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.44         0.25        0.25         0.05        0.48
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.35)       (0.33)      (0.34)       (0.34)      (0.33)
   Dividends from net realized gains                                  --           --          --           (0.11)      --
   In excess of net investment income                                 --(4)        --          --(4)        --          --
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.35)       (0.33)      (0.34)       (0.45)      (0.33)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.09        (0.08)      (0.09)       (0.40)       0.15
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $ 4.58       $ 4.49      $ 4.57       $ 4.66      $ 5.06
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                    10.20%        5.67%       5.57%        0.85%      10.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $34,109      $22,637     $26,071      $33,212     $28,557

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                            1.22%(3)     1.00%       1.00%(3)     1.00%       1.00%
   Net investment income (loss)                                     7.24%        7.67%       7.21%        6.90%       6.54%
Portfolio turnover                                                   125%         116%        122%         126%        246%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.50%, 1.50%, 1.48%, 1.55% and 1.86% for the periods ended October 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Amount is less than $0.01.

                        See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                                    FINANCIAL HIGHLIGHTS
                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS B
                                                           --------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                           --------------------------------------------------------
                                                             2001        2000        1999         1998        1997
Net asset value, beginning of period                       $ 4.47       $ 4.56      $ 4.65       $ 5.06      $ 4.91
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.31         0.32        0.31         0.31        0.31
   Net realized and unrealized gain (loss)                   0.11        (0.10)      (0.08)       (0.29)       0.15
                                                           ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                        0.42         0.22        0.23         0.02        0.46
                                                           ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.33)       (0.31)      (0.32)       (0.32)      (0.31)
   Dividends from net realized gains                           --           --          --        (0.11)         --
   In excess of net investment income                          --(7)        --        0.00(7)        --          --
                                                           ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                    (0.33)       (0.31)      (0.32)       (0.43)      (0.31)
                                                           ------       ------      ------       ------      ------
Change in net asset value                                    0.09        (0.09)      (0.09)       (0.41)       0.15
                                                           ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                             $ 4.56       $ 4.47      $ 4.56       $ 4.65      $ 5.06
                                                           ======       ======      ======       ======      ======
Total return(1)                                              9.69%        4.95%       5.04%        0.12%       9.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $11,978       $9,171     $10,957      $12,225     $10,318

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                                     1.71%(6)     1.50%       1.50%(6)     1.50%       1.50%
   Net investment income                                     6.75%        7.18%       6.70%        6.44%       6.05%
Portfolio turnover                                            125%         116%        122%         126%        246%


                                                                                    CLASS C
                                                           ------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31       FROM INCEPTION
                                                           --------------------------------------------    10/1/97 TO
                                                            2001         2000        1999         1998     10/31/97
Net asset value, beginning of period                       $ 4.48       $ 4.56      $ 4.66       $ 5.06      $ 5.15
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.33         0.34        0.33         0.34        0.03
   Net realized and unrealized gain (loss)                   0.12        (0.10)      (0.10)       (0.30)      (0.09)
                                                           ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                        0.45         0.24        0.23         0.04       (0.06)
                                                           ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.34)      (0.32)      (0.33)        (0.33)      (0.03)
   Dividends from net realized gains                           --           --          --        (0.11)         --
   In excess of net investment income                          --(7)        --        0.00(7)        --          --
                                                           ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                    (0.34)       (0.32)      (0.33)       (0.44)      (0.03)
                                                           ------       ------      ------       ------      ------
Change in net asset value                                    0.11        (0.08)      (0.10)       (0.40)      (0.09)
                                                           ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                             $ 4.59       $ 4.48      $ 4.56       $ 4.66      $ 5.06
                                                           ======       ======      ======       ======      ======
Total return(1)                                             10.40%        5.41%       5.07%        0.59%      (1.30)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $10,865       $7,275      $9,025      $10,665      $  575

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                     1.46%(6)     1.25%       1.25%(6)     1.25%       1.25 %(4)
   Net investment income                                     7.00%        7.41%       6.95%        6.70%       5.51 %(4)
Portfolio turnover                                            125%         116%        122%         126%        246 %(5)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.00%, 2.00%, 1.98%, 2.05% and 2.36% for the periods ended October 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.76%, 1.74%, 1.73%, 1.80% and 2.11% for the periods ended October 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(4) Annualized.
(5) Not annualized.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(7) Amount is less than $0.01.


                        See Notes to Financial Statements

PHOENIX MULTI-SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001


1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix Multi-Series Trust (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of two investment portfolios, Phoenix Goodwin Multi-Sector Fixed Income Fund and Phoenix-Goodwin Multi-Sector Shod Term Bond Fund (each a "Fund" or together the "Funds"). The Funds were previously separate trusts and were combined into the Trust as of October 30, 2000. Each Fund has distinct investment objectives. The Multi-Sector Fixed Income Fund is a diversified Fund and its investment objective is to maximize current income consistent with the preservation of capital by investing in fixed income securities. The Multi-Sector Short Term Bond Fund is a diversified Fund and its investment objective is to provide high current income relative to short-term alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates.

   Each Fund offers Class A, Class B and Class C shares. Class A shares of the Multi-Sector Fixed Income Fund are sold with a front-end sales charge of up to 4.75%. Class A shares of the Multi-Sector Shod Term Bond Fund are sold with a front-end sales charge of up to 2.25%. Class B shares of the Multi-Sector Fixed Income Fund are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares of the Multi-Sector Short Term Bond Fund are sold with a contingent deferred sales charge which declines from 2% to zero depending on the period of time the shares are held. Class C shares of the Multi-Sector Fixed Income Fund are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class C shares of the Multi-Sector Short Term Bond Fund are sold with no sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Trust are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   Certain securities held by the Funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized it the securities were sold. At October 31, 2001, the total value of these securities represented approximately 15% and 7% of net assets of Multi-Sector Fixed Income Fund and Multi-Sector Short Term Bond Fund, respectively.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   Each of the Funds is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX MULTI-SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)


E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   The Trust may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At October 31, 2001, the Trust had no forward currency contracts oustanding.

G. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   Each Fund may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H. OPTIONS:

   The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Trust may purchase options which are included in the Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At October 31, 2001, the Trust had no options.

I. SWAP AGREEMENTS:

   The Trust may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swaps, including interest rate and credit default swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or foreign currency (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Trust's custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates. At October 31, 2001, the Trust had the following swaps outstanding:

PHOENIX MULTI-SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

Multi-Sector Fixed Income Fund:
                                                                Unrealized
                                                               Appreciation
Notional Amount                                               (Depreciation)
---------------                                                ------------
Credit Default Swaps:
$1,500,000 Agreement with Deutsche Bank A.G. London
           dated October 26, 2001, terminating on
           October 26, 2004, to receive 9.70% per
           year times the notional amount. The fund
           pays only upon a default event of Republic
           of Venezuela, the notional amount times
           the difference between the reference price
           and the market value of Republic of
           Venezuela 9.25% bond due September 15, 2027 ...       $ 6,237

 3,000,000 Agreement with Deutsche Bank A.G. London
           dated June 12, 2001, terminating on June
           12, 2011, to receive 2.68% per year times
           the notional amount. The fund pays only
           upon a default event of United Mexican
           States, the notional amount times the
           difference between the reference price and
           the market value of United Mexican States
           11.375% bond due September 15, 2016 ...........      (186,999)

Interest Rate Swap:
 1,319,250 Agreement with Morgan Stanley Capital
           Services Inc. dated May 16, 2001,
           terminating on November 15, 2006 to
           receive interest at 10.13% in exchange for
           payment of 9.25% on EUR 1,500,000 .............        (7,700)
                                                               ---------
                                                               $(188,462)
                                                               =========

Multi-Sector Short Term Bond Fund:
                                                                Unrealized
                                                               Appreciation
Notional Amount                                               (Depreciation)
---------------                                                ------------
Credit Default Swaps:
$  500,000 Agreement with Deutsche Bank A.G.
           London dated October 26, 2001, terminating
           on October 26, 2004, to receive 9.70% per
           year times the notional amount. The fund
           pays only upon a default event of Republic
           of Venezuela, the notional amount times
           the difference between the reference price
           and the market value of Republic of
           Venezuela 9.25% bond due September 15, 2027 ...      $  2,079
 1,000,000 Agreement with Deutsche Bank A.G. London
           dated June 12, 2001, terminating on June
           12, 2011, to receive 2.68% per year times
           the notional amount. The fund pays only
           upon a default event of United Mexican
           States, the notional amount times the
           difference between the reference price and
           the market value of United Mexican States
           11.375% bond due September 15, 2016 ...........       (62,333)
                                                                --------
                                                                $(60,254)
                                                                ========

J. LOAN AGREEMENTS:

   The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

K. SECURITY LENDING:

   The Trust loans securities to qualified brokers through an agreement with State Street Bank and Trust Company ("State Street"). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At October 31, 2001, the Trust had no securities on loan.

L. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX MULTI-SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)


2. INVESTMENT ADVISORY FEE AND RELATED PARTY
   TRANSACTIONS

   As compensation for its services to the Trust, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund.

                                          1st $1      $1-2       $2 +
                                          Billion    Billion    Billion
                                          -------    -------    -------
Multi-Sector Fixed Income Fund             0.55%      0.50%      0.45%
Multi-Sector Short Term Bond Fund          0.55%      0.50%      0.45%

   Effective February 28, 2001, the Adviser has agreed to assume expenses of the Multi-Sector Short Term Bond Fund in excess of 1.30%, 1.80% and 1.55% (1.00%, 1.50% and 1.25%, prior to that date) of the average aggregate daily net asset value of Class A, Class B and Class C shares, respectively. For the year ended October 31, 2001, the Adviser has waived or reimbursed the Fund $132,989 for such expenses.

   As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Trust that it retained net selling commissions of $16,573 for Class A shares and deferred sales charges of $80,178 for Class B shares and $4,739 for Class C shares for the year ended October 31, 2001. In addition, the Trust pays PEPCO a distribution fee at the following annual rates as a percentage of the average daily net assets of each Fund:

                                          Class A    Class B     Class C
                                          -------    -------     -------
Multi-Sector Fixed Income Fund             0.25%      1.00%      1.00%
Multi-Sector Short Term Bond Fund          0.25%      0.75%      0.50%

   The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.25%. The Distributor has advised the Trust that of the total amount expensed for the year ended October 31, 2001, $525,010 was retained by the Distributor, $470,679 was paid to unaffiliated participants, and $42,099 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended October 31, 2001, financial agent fees were $246,541 of which PEPCO received $72,000. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Trust's Transfer Agent with State Street as sub-transfer agent. For the year ended October 31, 2001, transfer agent fees were $437,326 of which PEPCO retained $151,708.

   At October 31, 2001, PNX and affiliates held shares of the Trust as follows:

                                                                   Aggregate
                                                                   Net Asset
                                                  Shares             Value
                                                  ------           --------
Multi-Sector Fixed Income Fund-Class A            92,246           $926,146
Multi-Sector Short Term Bond Fund-Class A         38,413            175,932

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended October 31, 2001 (excluding short-term securities and U.S. Government and agency securities) aggregated the following:

                                              Purchases             Sales
                                            ------------        ------------
Multi-Sector Fixed Income Fund .......      $255,925,697        $278,047,962
Multi-Sector Short Term Bond Fund ....        44,640,688          32,048,455

   Purchases and sales of U.S. Government and agency securities during the year ended October 31, 2001, aggregated the following:

                                              Purchases             Sales
                                             -----------        -----------
Multi-Sector Fixed Income Fund .......       $95,690,209        $93,105,036
Multi-Sector Short Term Bond Fund ....        26,188,328         24,176,576


4. CREDIT RISK

   In countries with limited or developing markets, investments may present greater risk than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.


5. CAPITAL LOSS CARRYOVERS

   The Funds have capital loss carryforwards which may be used to offset future capital gains as follows:

                                      Multi-Sector Fixed    Multi-Sector Short
Expiration Date                          Income Fund         Term Bond Fund
---------------                       ------------------    ------------------
2003 .................................   $        --            $   36,672
2006 .................................     8,655,748             2,003,262
2007 .................................    41,913,137             1,576,614
2008 .................................     9,038,031             1,183,936
2009 .................................     7,649,946               596,287

PHOENIX MULTI-SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)


6. RECLASSIFICATION OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Trust has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2001, each Fund recorded the following reclassifications to increase (decrease) the accounts listed below:
                                                                   Capital paid
                                   Undistributed    Accumulated    in on shares
                                   net investment   net realized   of beneficial
                                      income        gains (loss)     interest
                                   --------------   ------------   ------------
Multi-Sector Fixed Income Fund ....   $(1,314,364)    $1,943,122      $(628,758)
Multi-Sector Short Term Bond Fund .       (16,950)        31,184        (14,234)


   This report is not authorized for distribution to prospective investors in the Phoenix Multi-Series Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, Funds' record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO OF PRICEWATERHOUSECOOPERS OMITTED.]
PRICEWATERHOUSECOOPERS



To the Board of Trustees and Shareholders of Phoenix Multi-Series Trust



     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Goodwin Multi-Sector Fixed Income Fund and Phoenix-Goodwin Multi-Sector Short Term Bond Fund (constituting Phoenix Multi-Series Trust, hereinafter referred to as the "Trust") at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/S/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 14, 2001

PHOENIX MULTI-SERIES TRUST

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                         WWW.PHOENIXINVESTMENTS.COM


--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED.]

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480
Hartford CT 06115-0480

[LOGO OF PHOENIX INVESTMENT PARTNERS OMITTED.]
PHOENIX
INVESTMENT PARTNERS

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.

PXP 1621 (12/01)